KRANESHARES TRUST

KraneShares China Innovation ETF

(the “Fund”)

Supplement dated December 15, 2023 to the currently effective Summary Prospectus, Statutory Prospectus and Statement of Additional Information, as each may be supplemented, for the Fund

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus, Statutory Prospectus (together, the “Prospectus”) and Statement of Additional Information and should be read in conjunction with the Prospectus and Statement of Additional Information dated August 1, 2023.

Effective December 15, 2023, the following changes are made to the Prospectus and Statement of Additional Information of the Fund:

1.	The “Fees and Expenses of the Fund” and “Example” sections of the Fund’s Prospectus are deleted and replaced with the following:

The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Distribution and/or Service (12b-1) Fees*	0.00%
Other Expenses	0.01%
Acquired Fund Fees and Expenses**	0.71%
Total Annual Fund Operating Expenses	0.97%
Fee Waiver***	0.15%
Total Annual Fund Operating Expenses After Fee Waiver	0.82%

* Pursuant to a Distribution Plan, the Fund may bear a Rule 12b-1 fee not to exceed 0.25% per year of the Fund’s average daily net assets. However, no such fee is currently paid by the Fund, and the Board of Trustees has not currently approved the commencement of any payments under the Distribution Plan.

** “Acquired Fund Fees and Expenses” are expenses incurred indirectly by the Fund through its ownership of shares of other investment companies (such as exchange-traded funds). They are not direct operating expenses paid by Fund shareholders and are not used to calculate the Fund’s net asset value (“NAV”). In addition, “Acquired Fund Fees and Expenses” will not be reflected in the Fund’s Financial Statements in its shareholder report. Therefore, the amounts listed in “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver” will differ from those presented in the Fund’s Financial Highlights.

*** The Fund’s investment adviser, Krane Funds Advisors, LLC (“Krane” or “Adviser”), has contractually agreed to waive its management fee by 0.15% of the Fund’s average daily net assets (“Fee Waiver”). The Fee Waiver will continue until August 1, 2024, and may only be terminated prior thereto by the Board.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that it reflects the Fee Waiver for the period described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 Year	3 Years	5 Years	10 Years
$90	$300	$528	$1,182

2.	With respect to the Fund, the following information replaces the row related to the Fund and the applicable footnote in the table in the “Investment Adviser” section of the Fund’s Statutory Prospectus and Statement of Additional Information:

Fund	Advisory Fee	Fee Waiver
KraneShares China Innovation ETF	0.25%	0.15%**

**This contractual fee waiver for the Fund will continue until August 1, 2024, and may only be terminated prior thereto by the Board. Prior to December 15, 2023, the contractual fee waiver continued until date of the Fund’s first investment in an initial public offering (“IPO”) and or a pre-IPO. In addition, the fee waivers will terminate if the Investment Advisory Agreement for a Fund is terminated.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.